                                                                    EXHIBIT 10.3

                           THOMAS & BETTS CORPORATION
                      1993 MANAGEMENT STOCK OWNERSHIP PLAN
                        (AS AMENDED THROUGH JUNE 5, 2001)

     1. PURPOSE. The purpose of the Thomas & Betts Corporation 1993 Management Stock Ownership Plan (the "Plan") is to promote the long-term success of Thomas & Betts Corporation (the "Corporation") by providing its officers and selected employees with incentives for continued service with the Corporation, its subsidiaries and affiliates. Both by encouraging such officers and employees to become owners of the common stock of the Corporation through stock options and by providing actual ownership through share awards, the Plan promotes participants' identification with the Corporation's shareholders. The Corporation believes the Plan will assist in attracting and retaining in its employ outstanding people with the training, experience and ability to lead the Corporation.

     2. TERM. The Plan shall be effective as of May 5, 1993 and shall remain in effec t until terminated by the Corporation's Board of Directors (the "Board"). After termination of the Plan, no future awards may be granted, but previously granted awards shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Plan.

     3. PLAN ADMINISTRATION. A committee appointed by the Board (the "Committee") shall be responsible for administering the Plan. The Committee shall be comprised of three or more members of the Board, each of whom meets the definitions of an "outside director," as such term is defined under Internal Revenue Code Section 162(m), and a "non-employee director," as such term is defined in Rule 16b-3(b)(3) of the Securities Exchange Act of 1934 (the "1934 Act"), or any successor rule. The Committee shall have full and exclusive power to interpret the Plan and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper, all of which power shall be exercised in the best interests of the Corporation and in keeping with the objectives of the Plan. These powers include, but are not limited to, selecting award recipients, establishing terms and conditions of awards, and adopting modifications, amendments, procedures, sub-plans and the like as are necessary to comply with the laws and regulations of other countries in which the Corporation operates in order to assure the viability of awards granted under the Plan to participants employed in such other countries. Except for the power to amend this Plan as provided in Section 13, the Committee may delegate to the Chief Executive Officer or to other senior officers of the Corporation its duties under the Plan pursuant to such conditions or limitations as the Committee may establish, except that only the Committee may make any awards to or determinations regarding grants to employees who are subject to Section 16 of the 1934 Act. [Amended by Human Resources Committee June 5, 2001 to reflect appropriate terminology and reference under Rule 16b-3 and appropriate reference under Code.]

     4. ELIGIBILITY. Any employee of the Corporation, including any entity that is directly or indirectly controlled by the Corporation or any entity in which the Corporation has a significant equity interest, as determined by the Committee, shall be eligible to receive one or more awards under the Plan; PROVIDED, HOWEVER, only employees of the Corporation or a parent

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or subsidiary of the Corporation shall be eligible to receive an award of an incentive stock option ("ISO").

     5.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

          (a) For each calendar year, up to one and one-quarter percent (1 1/4%) of the issued and outstanding common stock of the Corporation, $0.10 par value (the "Common Stock") as of the first day of such year shall be available for issuance as grants or awards under the Plan. In addition, the aggregate number of (i) any shares of Common Stock which as of the effective date of the Plan are reserved for issuance under the 1990 Stock Option Plan (the "Prior Plan") and which are not thereafter issued; (ii) any shares available for issuance as grants or awards under the Plan in previous years but not actually issued; (iii) any shares which have been exchanged by a participant as full or partial payment to the Corporation in connection with any award under the Plan; and (iv) any shares subject to any grant or award that is forfeited or terminated without issuance of the shares or other consideration, shall again be available for issuance under the Plan. [Amended by Human Resources Committee June 5, 2001 to reflect 1998 charter amendment.]

          (b) In no event, however, except as subject to adjustment as provided in Section 6, shall more than 3,000,000 (three million) shares of Common Stock be cumulatively available for issuance pursuant to the exercise of ISOs awarded under the Plan. [Amended by Human Resources Committee June 5, 2001 to reflect 1996 stock split.]

          (c) Any award of restricted stock pursuant to Section 7(c) that is not subject to criteria other than continuous service with the Corporation will be counted as two shares for purposes of determining the number of shares available for issuance as grants or awards in any calendar year.

          (d) In instances where a stock appreciation right ("SAR") or other award is settled in cash or any form other than shares, then the shares covered by these settlements shall not be deemed issued and shall remain available for issuance under the Plan. Further, the payment of cash dividends and dividend equivalents in conjunction with outstanding awards shall not be counted against the shares available for issuance. Any shares that are issued by the Corporation, and any awards that are granted by, or become obligations of, the Corporation through the assumption by the Corporation or an affiliate of, or in substitution for, outstanding awards previously granted by an acquired company shall not, except in the case of awards granted to employees who are subject to
Section 16 of the 1934 Act, be counted against the shares available for issuance under the Plan.

          (e) Any shares issued under the Plan will consist of authorized and unissued shares and no fractional shares shall be issued under the Plan. Cash may be paid in lieu of any fractional shares in settlements of awards under the Plan.

          (f) Except for a grant that meets all of the requirements for performance-based compensation set forth in Treasury Regulation Section 1.162-27(e), without regard to Section 1.162-27(e)(2)(vi), and subject to adjustment as provided in Section 6, no officer or employee may receive, in any given year, grants of stock options or SARs which, singly or in the aggregate,



                                     - 2 -
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cover more than 200,000 shares of the Common Stock. [Amended by shareholders May
7, 1997; clarification made by Human Resources Committee June 5, 2001.]

     6. ADJUSTMENTS AND REORGANIZATIONS. In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of Corporation assets to shareholders, or any other change affecting shares, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change shall be made with respect to (i) the aggregate number of shares that may be issued under the Plan; (ii) each outstanding award made under the Plan; (iii) the price per share for any outstanding stock options, SARs and stock awards under the Plan; and (iv) the limitation on awards set forth in
Section 5(f). [Amended by Human Resources Committee June 5, 2001 to conform to amendment made to Section 5(f).]

     In the event that the Corporation undergoes a change of control (as defined below), or in the event the Corporation merges, consolidates or amalgamates with another company, or in the event of a liquidation or reorganization of the Corporation, all outstanding awards under the Plan shall be immediately vested and the Committee, as constituted before such change of control, in its sole discretion, may provide for appropriate adjustments and settlements of such awards either at the time of the award or at a subsequent date; PROVIDED, HOWEVER, that outstanding awards shall become immediately vested pursuant to this Section 6 in the event of a merger, consolidation or amalgamation only if the Corporation is not the surviving company. [Clarification made by Human Resources Committee June 5, 2001.]

     For purposes of this Plan, a "change of control" of the Corporation shall mean a change of control of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the 1934 Act; provided that, without limitation, such a "change of control" shall be deemed to have occurred if: (i) a third person, including a "group" as such term is used in Section 13(d)(3) of the 1934 Act, becomes the beneficial owner, directly or indirectly, of 25% or more of the combined voting power of the Corporation's outstanding voting securities ordinarily having the right to vote for the election of directors of the Corporation; or (ii) individuals who, as of the date hereof, constitute the Board of Directors of the Corporation (the "Board" generally and as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Corporation, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board.

     7. AWARDS. The Committee shall determine the type or types of award(s) to be granted to each participant. Awards may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, as alternatives, or in payment for grants or rights under any other employee or compensation plan of the Corporation, including the plan of any acquired entity.


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          (a)  STOCK OPTION. This is an award consisting of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Committee. The purchase price of each option shall be not less than 100% of Fair Market Value (as defined in Section 10) on the date of grant, except that, in the case of a stock option granted retroactively in tandem with or in substitution for another award, the exercise or designated price may be no lower than the Fair Market Value on the date such other award was granted. A stock option may be in the form of an ISO which, in addition to being subject to applicable terms, conditions, and limitations established by the Committee, complies with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Any ISO granted pursuant to the Plan must be granted within ten years from the date the Plan is approved by the Corporation's shareholders. The price at which shares of Common Stock may be purchased under a stock option shall be paid in full at the time of the exercise in cash or such other method as provided by the Committee at the time of grant, including tendering Common Stock, surrendering a stock award valued at Fair Market Value on the date of surrender, surrendering a cash award, or any combination thereof. If the option price is paid by tendering Common Stock acquired by exercise of an option such Common Stock shall have been owned by the optionee for at least six months prior to such payment. The Committee may grant stock options that provide for the award of a new option when the exercise price has been paid by tendering shares of Common Stock, such new option to be for the number of shares tendered, with the exercise price set at the Fair Market Value on the date of option exercise. [Amended by Human Resources Committee June 5, 2001 to eliminate two-year ISO holding period for payment of option price and add a six-month holding period for accounting purposes.]

          (b) STOCK APPRECIATION RIGHT. This is an award consisting of a right to receive a payment in cash and/or Common Stock equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the Fair Market Value of such shares on the date of grant as set forth in the applicable award agreement except that, in the case of an SAR granted retroactively in tandem with or in substitution for another award, the exercise or designated price may be no lower than the Fair Market Value of the Common Stock on the date such other award was granted.

          (c) STOCK AWARD. This is an award made in stock or denominated in units of stock. All or part of any stock award may be subject to conditions and restrictions established by the Committee and set forth in the award agreement, which may include, but are not limited to, continuous service with the Corporation, achievement of specific business objectives, and other measurements of individual, business unit or Corporation performance.

     8. DIVIDENDS AND DIVIDEND EQUIVALENTS. The Committee may provide that awards under the Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a participant's account. Any crediting of dividends or dividend equivalents shall be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional shares or share equivalents.

     9. DEFERRALS AND SETTLEMENTS. Payment of awards may be in the form of cash, stock, other awards, or in combinations thereof as the Committee shall determine, and with such restrictions as it may impose. The Committee may require, or permit participants to elect, that the issuance of shares or the settlement of cash awards be deferred under such rules and procedures as it may establish. It may also provide that deferred settlements include the payment or crediting of interest on the deferred amounts or the payment or crediting of dividend equivalents on deferred settlements denominated in shares.

     10. FAIR MARKET VALUE. "Fair Market Value" for all purposes under the Plan shall mean the average of the high and low prices of Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange for the date in question, or if no sales of Common Stock were made on said Exchange on that date, the average of the high and low prices of Common Stock as reported on said composite tape for the preceding day on which sales of Common Stock were made on said Exchange.

     11. TRANSFERABILITY AND EXERCISABILITY. Unless otherwise determined by the Committee with respect to nonqualified stock options, all awards under the Plan shall be nontransferable and shall not be assignable, alienable, saleable or otherwise transferable by the participant other than by will or the laws of descent and distribution, by designation of a beneficiary after death, or pursuant to a qualified domestic relations order (as defined by the Code). [Amended by Human Resources Committee June 5, 2001 to correct typographical error.]

     12. AWARD AGREEMENTS. Awards under the Plan shall be evidenced by agreements that set forth the terms, conditions and limitations for each award which may include the term of an award (except that in no event shall the term of any ISO exceed a period of ten years from the date of its grant), the provisions applicable in the event the participant's employment terminates, and the Corporation's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind any award. The Committee need not require the execution of any such agreement by the recipient, in which case the delivery of the award to the respective participant will constitute the participant's acceptance and agreement to the terms of the award.

     13. PLAN AMENDMENT. The Committee may amend the Plan as it deems necessary or appropriate to better achieve the purpose of the Plan, except that no such amendment shall be made without the approval of the Corporation's shareholders that would increase the number of shares available for issuance in accordance with Sections 5 and 6 of the Plan or otherwise cause the Plan not to comply with Rule 16b-3 or any successor rule under the 1934 Act, or any other legal requirement.

     14. TAX WITHHOLDING. The Corporation shall have the right to deduct from any settlement of an award made under the Plan, including the delivery or vesting of shares, a sufficient amount to cover withholding of any federal, state or local taxes required by law, or to take such other action as may be necessary to satisfy any such withholding obligations. The Committee may permit a recipient of an award to tender shares of Common Stock to the Corporation to be used to satisfy required tax withholding, and such Common Stock shall be valued at the Fair Market Value as of the settlement date of the applicable award.

     15. OTHER CORPORATION BENEFIT AND COMPENSATION PROGRAMS. Unless otherwise specifically determined by the Committee, settlements of awards received by participants under the Plan shall not be deemed a part of a participant's regular, recurring compensation for purposes of calculating payments or benefits from any corporation benefit plan or severance


                                     - 5 -
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program or the severance pay law of any country. Further, the Corporation may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

     16. UNFUNDED PLAN. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Corporation and any participant or other person. To the extent any person holds any rights by virtue of a grant awarded under the Plan, such right (unless otherwise determined by the Committee) shall be no greater than the right of an unsecured general creditor of the Corporation.

     17. FUTURE RIGHTS. No person shall have any claim or rights to be granted an award under the Plan, and no participant shall have any rights under the Plan to be retained in the employ of the Corporation.

     18. GOVERNING LAW. The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Tennessee and applicable federal law.

     19. SUCCESSORS AND ASSIGNS. The Plan shall be binding on all successors and assigns of a participant, including, without limitation, the estate of such participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the participant's creditors.

     20. RIGHTS AS A SHAREHOLDER. Except as otherwise provided in the award agreement, a participant shall have no rights as a shareholder until he or she becomes the holder of record.

     21. ANNUAL LIMIT ON ISO GRANTS. The aggregate fair market value (determined on the date the option is granted) of Common Stock subject to ISOs granted to an optionee in any calendar year shall not exceed any limitation imposed by the Code.


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                                                                   EXHIBIT 10.3A

                                 GRANT AGREEMENT

                             INCENTIVE STOCK OPTION

Thomas & Betts Corporation (the "Corporation"), for and in consideration of the provisions and conditions as stated herein and in the Corporation's 1993 Management Stock Ownership Plan (the "Plan") and other good and valuable consideration, does hereby grant to the employee (one of the key employees of the Corporation) identified in the attached Notice of Grant of Stock Option (the "Optionee") this option to purchase from the Corporation the number of shares of Common Stock of the Corporation at the price per share set forth in the Notice of Grant of Stock Option, which option, except as provided in Paragraph 4, is intended to qualify as an incentive stock option ("ISO") as that term is defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

The option granted pursuant to this Grant Agreement (the "Option") shall be subject to the following conditions:

(1) Subject to the provisions of Paragraph 4, the Option shall become exercisable in three installments in accordance with the following schedule and after the expiration of the following periods of time:

                                   Portion of            Period from which
          Installment             Option Grant            Option Granted
          -----------             ------------            --------------
          First                    One-third                12 months
          Second                   One-third                24 months
          Third                    One-third                36 months

     If the Optionee does not purchase the full number of shares which he has at any time become entitled to purchase, he may purchase all or any part of those shares at any subsequent time during the term of this Option.

(2) The Option herein granted to the extent that it is exercisable may be exercised by giving written notice to the Corporate Human Resources Department or other designated person of the Corporation at its principal office no later than the Expiration Date (as defined in Paragraph 3). Such notice shall include a statement of the number of shares with respect to which this Option is being exercised and the exercise date, and shall be accompanied by full tender of the purchase price payable which may be made in whole or in part either in cash or by the exchange of such number of whole shares of Thomas & Betts Corporation Common Stock owned by the Optionee whose fair market value as of the close of the business day immediately preceding the specified Exercise Date does not exceed the purchase price payable; PROVIDED, HOWEVER, that the following holding period shall have been satisfied with respect to shares to be exchanged:
     (i) if the shares to be exchanged were acquired under an ISO, such ISO shall have been granted at least two years prior thereto; and

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     (ii) if the shares to be exchanged were acquired by exercise of an option, such Common Stock shall have been owned by the Optionee for at least one year prior to such payment, and FURTHER PROVIDED that the Committee shall have the right, upon prior notice to the holders of options, to modify, suspend or cancel the right to pay the purchase price in whole or in part by exchange of shares at any time in the event the Committee determines that there has been a change in tax or accounting consequences to the Corporation or to any Optionee. Nothing in this agreement shall confer upon the Optionee any rights as a stockholder prior to the time of the delivery to the Optionee of a stock certificate for the shares purchased under this agreement.

(3) Unless this Option expires earlier in accordance with any provision of Paragraph 4, this Option shall expire on the date which is ten (10) years from the Date of Grant (the "Expiration Date").

(4) If, prior to the Expiration Date, the Optionee (i) becomes totally and permanently disabled as determined by the Corporation in its sole discretion, (ii) retires, (iii) dies, or (iv) otherwise terminates or is terminated as an employee of the Corporation, this Option shall be exercisable under the circumstances and for the time periods set forth below, but only to the extent such time periods do not extend beyond the Expiration Date:

     (a) If the Optionee's employment terminates or is terminated for any reason other than (i) retirement, (ii) the Optionee becoming totally and permanently disabled, (iii) death, or (iv) under the circumstances described in Paragraph 4(b), this Option may be exercised within thirty (30) days of the date of such termination to the extent exercisable in accordance with the provisions of Paragraph 1;

     (b) If the Optionee retires at his normal or later retirement date or, with the consent of the Corporation, takes early retirement, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within six (6) years of the date of retirement; provided, however, that if such exercise occurs more than three (3) months after the date of such retirement, the Option shall be treated as a Nonqualified Stock Option;

     (c) If the Optionee becomes totally and permanently disabled, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within six (6) years of the date the Optionee's service as an employee is terminated within the meaning of the Code by reason of being totally and permanently disabled; provided, however, that if such Exercise occurs more than one (1) year after the date the Optionee's employment is terminated due to such disability, this Option shall be treated as a Nonqualified Stock Option;

     (d) If the Optionee dies while he is employed or within three (3) years of his retirement in accordance with subparagraph (c) above, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within three (3) years of the Optionee's date of death by the legal representative of the Optionee or any person who acquires this Option by bequest or inheritance; provided, however, if the Optionee's date of death is more than three (3) months from the date of such retirement, this Option shall be treated as a Nonqualified Stock Option, and

     (e) For purpose of this Paragraph 4, a sick leave or other bona fide leave of absence granted in accordance with the Corporation's usual procedure which does not operate to interrupt continuous employment for other benefits granted by the Corporation shall not be considered a termination of employment or interruption of continuous employment hereunder and an employee who is granted such a leave of absence shall be considered to be continuously employed during such period of leave; provided, that if the Code or the regulations promulgated thereunder establish a more restrictive rule defining termination of employment applicable to the option granted herein, such rule shall be substituted here for.

(5) The Optionee agrees, by the acceptance of this Option, for himself and his executors and administrators, that if a registration statement under the Securities Act of 1933 is not in effect at the time of the exercise of any portion of this Option, with respect to the sale by the Corporation and the resale by the Optionee of the shares issuable upon such exercise, it shall be a condition precedent to the right to purchase such shares that the notice of exercise shall be accompanied by a written representation that the Optionee or his executor or administrator is acquiring such shares for his own or such executor's or administrator's account for investment and not with a view to the distribution thereof.

(6) The Corporation shall be not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of this Option until the admission of such shares to listing on any stock exchange on which the Corporation's stock may then be listed and until the Corporation takes such steps as may be required by law and applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange as above mentioned, or until, in the opinion of counsel for the Corporation, any such listing or registration or other steps are not required.

(7) The shares issued may be authorized but unissued stock, or treasury stock. and the number of shares with respect to which this Option may be exercised, and the price payable with respect thereto, shall be properly adjusted if the Corporation shall at any time declare a stock split, issue any stock dividend, or make a reclassification of such stock, so that the Optionee or his executors, administrators, legatees or distributees entitled hereunder shall not be in any way in a better or worse position as to the number of shares acquired and the aggregate amount paid therefore, solely from having exercised this option with respect to any of said shares after, rather than before, such stock split, stock dividend, or reclassification.

(8) The granting of this Option shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of the Corporation or any of its subsidiaries to employ the Optionee for any specified period. The Company continues to retain the absolute right to terminate the employment relationship with the Optionee at any time, with or without good cause.

(9) This Option shall be binding upon the Corporation and its successors and assigns, and upon the Optionee and his administrators and executors.


(10) Whenever the Corporation is required to issue or transfer shares of its Common Stock to Optionee pursuant hereto, the Corporation shall have the right to require the Optionee to remit to the Corporation an amount sufficient to satisfy all federal, state and local withholding tax requirements, if any.

(11) The Optionee agrees, by the acceptance of this Option, to the amendment of this Grant Agreement, the Notice of Grant of Stock Option and the form of exercise of option provided by the Corporation, in any manner requested by the Corporation pursuant to advice from the Securities and Exchange Commission at any time during the term of this Option, and to execute any and all instruments relative thereto when so requested by the Corporation.

(12) Throughout this agreement, the masculine gender shall be deemed to include the feminine.

(13) This Option is not transferable by the Optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the Optionee it is exercisable only by the Optionee.

                                                                   EXHIBIT 10.3B

                                 GRANT AGREEMENT

                            NONQUALIFIED STOCK OPTION


Thomas & Betts Corporation (the "Corporation"), for and in consideration of the provisions and conditions as stated herein and in the Corporation's 1993 Management Stock Ownership Plan (the "Plan") and other good and valuable consideration, does hereby grant to the employee (one of the key employees of the Corporation) identified in the attached Notice of Grant of Stock Option (the "Optionee") this option to purchase from the Corporation the number of shares of Common Stock of the Corporation at the price per share set forth in the Notice of Grant of Stock Option, which option is not intended to qualify as an incentive stock option ("ISO") as that term is defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code")

The option granted pursuant to this Grant Agreement (the "Option") shall be subject to the following conditions:

(1) Subject to the provisions of Paragraph 4, the Option shall become exercisable in three installments in accordance with the following schedule and after the expiration of the following periods of time:

                                   Portion of            Period from which
          Installment             Option Grant            Option Granted
          -----------             ------------            --------------
          First                    One-third                12 months
          Second                   One-third                24 months
          Third                    One-third                36 months

     If the Optionee does not purchase the full number of shares which he has at any time become entitled to purchase, he may purchase all or any part of those shares at any subsequent time during the term of this Option.

(2) The Option herein granted to the extent that is exercisable may be exercised by giving written notice to the Corporate Human Resources Department or other designated person of the Corporation at its principal office no later than the

     Expiration Date (as defined in Paragraph 3). Such notice shall include a statement of the number of shares with respect to which this Option is being exercised and the exercise date, and shall be accompanied by full tender of the purchase price payable which may be made in whole or in part either in cash or by the exchange of such number of whole shares of Thomas & Betts Corporation Common Stock owned by the Optionee whose fair market value as of the close of the business day immediately preceding the specified Exercise Date does not exceed the purchase price payable; PROVIDED, HOWEVER, that the following holding periods shall have been satisfied with respect to shares to be exchanged: (i) if the shares to be exchanged were acquired by exercise of an ISO, such ISO shall have been granted at least two years prior thereto; and (ii) if the shares to be exchanged were acquired by exercise of an option, such Common Stock shall have been owned by the Optionee for at least one year prior to such payment, and FURTHER PROVIDED that the Committee shall have the right, upon prior notice to the holders of options, to modify, suspend or cancel the right to pay the purchase price in whole or in part by exchange of shares at any time in the event the Committee determines that there has been a change in tax or accounting consequences to the Corporation or to any Optionee. Nothing in this agreement shall confer upon the Optionee any rights as a stockholder prior to the time of the delivery to the Optionee of a stock certificate for the shares purchased under this agreement.

(3) Unless this Option expires earlier in accordance with any provision of Paragraph 4, this Option shall expire on the date which is ten (10) years from the Date of Grant (the "Expiration Date").

(4) If, prior to the Expiration Date, the Optionee (i) becomes totally and permanently disabled as determined by the Corporation in its sole discretion, (ii) retires, (iii) dies, or (iv) otherwise terminates or is terminated as an employee of the Corporation, this Option shall be exercisable under the circumstances and for the time periods set forth below, but only to the extent such time periods do not extend beyond the Expiration Date:

     (a) If the Optionee's employment terminates or is terminated for any reason other than (i) retirement, (ii) the Optionee becoming totally and permanently disabled, or (iii) death, this Option may be exercised within thirty (30) days of the date of such termination to the extent exercisable in accordance with the provisions of Paragraph 1.

     (b) If the Optionee retires at his normal or later retirement date or, with the consent of the Corporation, takes early retirement, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within six (6) years of the date of retirement;

     (c) If the Optionee becomes totally and permanently disabled, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within six (6) years of the date the Optionee's service as an employee is terminated within the meaning of the Code by reason of being totally and permanently disabled;

     (d) If the Optionee dies while he is employed or within three (3) years of his retirement in accordance with subparagraph (b) above, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within three (3) years of the Optionee's date of death by the legal representative of the Optionee or any person who acquires this Option by bequest or inheritance; and

     (e) For purpose of this Paragraph 4, a sick leave or other bona fide leave of absence granted in accordance with the Corporation's usual procedure which does not operate to interrupt continuous employment for other benefits granted by the Corporation shall not be considered a termination of employment or an interruption of continuous employment hereunder and an employee who is granted such a leave of absence shall be considered to be continuously employed during such period of leave; provided, that if the Code or the regulations promulgated thereunder establish a more restrictive rule defining termination of employment applicable to the option granted herein, such rule shall be substituted herefor.

(5) The Optionee agrees, by the acceptance of this Option, for himself and his executors and administrators, that if a registration statement under the Securities Act of 1933 is not in effect at the time of the exercise of any portion of this Option, with respect to the sale by the Corporation and the resale by the Optionee of the shares issuable upon such exercise, it shall be a condition precedent to the right to purchase such shares that the notice of exercise shall be accompanied by a written representation that the Optionee or his executor or administrator is acquiring such shares for his own or such executor's or administrator's account for investment and not with a view to the distribution thereof.

(6) The Corporation shall not he required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of this Option until the admission of such shares to listing on any stock exchange on which the Corporation's stock may then be listed and until the Corporation takes such steps as may be required by law and applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange as above mentioned, or until, in the opinion of counsel for the Corporation, any such listing or registration or other steps are not required.

(7) The shares issued may be authorized but unissued stock, or treasury stock,and the number of shares with respect to which this Option may be exercised, and the price payable with respect thereto, shall be properly adjusted if the Corporation shall at any time declare a stock split, issue any stock dividend, or make a reclassification of such stock, so that the Optionee or his executors, administrators, legatees or distributees entitled hereunder shall not be in any way in a better or worse position as to the number of shares acquired and the aggregate amount paid therefore, solely from having exercised this option with respect to any of said shares after, rather than before, such stock split, stock dividend, or reclassification.

(8) The granting of this Option shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of the Corporation or any of its subsidiaries to employ the Optionee for any specified period. The Company continues to retain the absolute right to terminate the employment relationship with the Optionee at any time, with or without good cause.

(9) This Option shall be binding upon the Corporation and its successors and assigns, and upon the Optionee and his administrators and executors.

(10) Whenever the Corporation is required to issue or transfer shares of its Common Stock to Optionee pursuant hereto, the Corporation shall have the right to require the Optionee to remit to the Corporation an amount sufficient to satisfy all federal, state and local withholding tax requirements, if any.

(11) The Optionee agrees, by the acceptance of this Option, to the amendment of this Grant Agreement, the Notice of Grant of Stock Option and the form of exercise of option provided by the Corporation in any manner requested by the Corporation pursuant to advice from the Securities and Exchange Commission at any time during the term of this Option, and to execute any and all instruments relative thereto when so requested by the Corporation.

(12) Throughout this agreement, the masculine gender shall be deemed to include the feminine.

(13) This Option is not transferable by the Optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the Optionee it is exercisable only by the Optionee.

                                                                   EXHIBIT 10.3C

                                 GRANT AGREEMENT

                             INCENTIVE STOCK OPTION

Thomas & Betts Corporation (the "Corporation"), for and in consideration of the provisions and conditions as stated herein and in the Corporation's 1993 Management Stock Ownership Plan (the "Plan") and other good and valuable consideration, does hereby grant to the employee (one of the key employees of the Corporation) identified in the attached Notice of Grant of Stock Option (the "Optionee") this option to purchase from the Corporation the number of shares of Common Stock of the Corporation at the price per share set forth in the Notice of Grant of Stock Option, which option, except as provided in Paragraph 4, is intended to qualify as an incentive stock option ("ISO") as that term is defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

The option granted pursuant to this Grant Agreement (the "Option") shall be subject to the following conditions:

(1) Subject to the provisions of Paragraph 4, the Option shall become exercisable in three installments in accordance with the following schedule and after the expiration of the following periods of time:

                                   Portion of            Period from which
          Installment             Option Grant            Option Granted
          -----------             ------------            --------------
          First                    One-third                12 months
          Second                   One-third                24 months
          Third                    One-third                36 months

     If the Optionee does not purchase the full number of shares which he has at any time become entitled to purchase, he may purchase all or any part of those shares at any subsequent time during the term of this Option.

(2) The Option herein granted to the extent that it is exercisable may be exercised by giving written notice to the Corporate Human Resources Department or other designated person of the Corporation at its principal office no later than the Expiration Date (as defined in Paragraph 3). Such notice shall include a statement of the number of shares with respect to which this Option is being exercised and the exercise date, and shall be accompanied by full tender of the purchase price payable which may be made in whole or in part either in cash or by the exchange of such number of whole shares of Thomas & Betts Corporation Common Stock owned by the Optionee whose fair market value as of the close of the business day immediately preceding the specified Exercise Date does not exceed the purchase price payable; PROVIDED, HOWEVER, that the following holding periods shall have been satisfied with respect to shares to be exchanged:
     (i) if the shares to be exchanged were acquired under an ISO, such ISO shall have been granted at least two years prior thereto; and (ii) if the shares to be exchanged were acquired by exercise of an option, such Common Stock shall have been owned by the

     Optionee for at least one year prior to such payment; and FURTHER PROVIDED that the Committee shall have the right, upon prior notice to the holders of options, to modify, suspend or cancel the right to pay the purchase price in whole or in part by exchange of shares at any time in the event the Committee determines that there has been a change in tax or accounting consequences to the Corporation or to any Optionee. Nothing in this agreement shall confer upon the Optionee any rights as a stockholder prior to the time of the delivery to the Optionee of a stock certificate for the shares purchased under this agreement.

(3) Unless this Option expires earlier in accordance with any provision of Paragraph 4, this Option shall expire on the date which is ten (10) years from the Date of Grant (the "Expiration Date").

(4) If, prior to the Expiration Date, the Optionee (i) becomes totally and permanently disabled as determined by the Corporation in its sole discretion, (ii) retires, (iii) dies, or (iv) otherwise terminates or is terminated as an employee of the Corporation, this Option shall be exercisable under the circumstances and for the time periods set forth below, but only to the extent such time periods do not extend beyond the Expiration Date:

     (a) If the Optionee's employment terminates or is terminated for any reason other than (i) retirement, (ii) the Optionee becoming totally and permanently disabled, (iii) death, or (iv) under the circumstances described in Paragraph 4(b), this Option may be exercised within thirty (30) days of the date of such termination to the extent exercisable in accordance with the provisions of Paragraph 1;

     (b) In the event that (i) the Optionee has an employment agreement with the Corporation which provides for his continued employment following a change in control ("Employment Agreement") and (ii) a "Change in Control," as defined in Section 2 of such Employment Agreement, occurs, this Option shall become fully exercisable upon the "Effective Date," as defined in Section 1(a) of such Employment Agreement, notwithstanding any provision in Paragraph 1 to the contrary, provided, however, that to the extent (if any) that the limitation set forth in Code Section 422(d) is exceeded, the Option shall be treated as a Nonqualified Stock Option; in addition, if such Optionee's employment with the Corporation is thereafter terminated under the circumstances described in Section 7(d) of such Employment Agreement, this Option shall remain exercisable at any time prior to the Expiration Date, provided, however, that if such exercise occurs more than three (3) months after the date of such Optionee's termination of employment, the Option shall be treated as a Nonqualified Stock Option;

     (c) If the Optionee retires at his normal or later retirement date or, with the consent of the Corporation, takes early retirement, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within six (6) years of the date of retirement; provided, however, that if such exercise occurs more than three (3) months after the date of such retirement, the Option shall be treated as a Nonqualified Stock Option;

     (d) If the Optionee becomes totally and permanently disabled, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within six (6) years of the date the Optionee's service as an employee is terminated within the meaning of the Code by reason of being totally and permanently disabled; provided, however, that if such Exercise occurs more than one (1) year after the date the Optionee's employment is terminated due to such disability, this Option shall be treated as a Nonqualified Stock Option;

     (e) If the Optionee dies while he is employed or within three (3) years of his retirement in accordance with subparagraph (c) above, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within three (3) years of the Optionee's date of death by the legal representative of the Optionee or any person who acquires this Option by bequest or inheritance; provided, however, if the Optionee's date of death is more than three (3) months from the date of such retirement, this Option shall be treated as a Nonqualified Stock Option, and

     (f) For purpose of this Paragraph 4, a sick leave or other bona fide leave of absence granted in accordance with the Corporation's usual procedure which does not operate to interrupt continuous employment for other benefits granted by the Corporation shall not be considered a termination of employment or interruption of continuous employment hereunder and an employee who is granted such a leave of absence shall be considered to be continuously employed during such period of leave; provided, that if the Code or the regulations promulgated thereunder establish a more restrictive rule defining termination of employment applicable to the option granted herein, such rule shall be substituted herefor.

(5) The Optionee agrees, by the acceptance of this Option, for himself and his executors and administrators, that if a registration statement under the Securities Act of 1933 is not in effect at the time of the exercise of any portion of this Option, with respect to the sale by the Corporation and the resale by the Optionee of the shares issuable upon such exercise, it shall be a condition precedent to the right to purchase such shares that the notice of exercise shall be accompanied by a written representation that the Optionee or his executor or administrator is acquiring such shares for his own or such executor's or administrator's account for investment and not with a view to the distribution thereof.

(6) The Corporation shall be not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of this Option until the admission of such shares to listing on any stock exchange on which the Corporation's stock may then be listed and until the Corporation takes such steps as may be required by law and applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange as above mentioned, or until, in the opinion of counsel for the Corporation, any such listing or registration or other steps are not required.

(7) The shares issued may be authorized but unissued stock, or treasury stock. and the number of shares with respect to which this Option may be exercised, and the price payable with respect thereto, shall be properly adjusted if the Corporation shall at any time declare a stock split, issue any stock dividend, or make a reclassification of such stock, so that the Optionee or his executors, administrators, legatees or distributees entitled hereunder shall not be in any way in a better or worse position as to the number of shares acquired and the aggregate amount paid therefore, solely from having exercised this option with respect to any of said shares after, rather than before, such stock split, stock dividend, or reclassification.

(8) The granting of this Option shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of the Corporation or any of its subsidiaries to employ the Optionee for any specified period. The Company continues to retain the absolute right to terminate the employment relationship with the Optionee at any time, with or without good cause.

(9) This Option shall be binding upon the Corporation and its successors and assigns, and upon the Optionee and his administrators and executors.

(10) Whenever the Corporation is required to issue or transfer shares of its Common Stock to Optionee pursuant hereto, the Corporation shall have the right to require the Optionee to remit to the Corporation an amount sufficient to satisfy all federal, state and local withholding tax requirements, if any.

(11) The Optionee agrees, by the acceptance of this Option, to the amendment of this Grant Agreement, the Notice of Grant of Stock Option and the form of exercise of option provided by the Corporation, in any manner requested by the Corporation pursuant to advice from the Securities and Exchange Commission at any time during the term of this Option, and to execute any and all instruments relative thereto when so requested by the Corporation.

(12) Throughout this agreement, the masculine gender shall be deemed to include the feminine.

(13) This Option is not transferable by the Optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the Optionee it is exercisable only by the Optionee.

                                                                   EXHIBIT 10.3D

                                 GRANT AGREEMENT

                            NONQUALIFIED STOCK OPTION

Thomas & Betts Corporation (the "Corporation"), for and in consideration of the provisions and conditions as stated herein and in the Corporation's 1993 Management Stock Ownership Plan (the "Plan") and other good and valuable consideration, does hereby grant to the employee (one of the key employees of the Corporation) identified in the attached Notice of Grant of Stock Option (the "Optionee") this option to purchase from the Corporation the number of shares of Common Stock of the Corporation at the price per share set forth in the Notice of Grant of Stock Option, which option is not intended to qualify as an incentive stock option ("ISO") as that term is defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

The option granted pursuant to this Grant Agreement (the "Option") shall be subject to the following conditions:

(1) Subject to the provisions of Paragraph 4, the Option shall become exercisable in three installments in accordance with the following schedule and after the expiration of the following periods of time:

                                   Portion of            Period from which
          Installment             Option Grant            Option Granted
          -----------             ------------            --------------
          First                    One-third                12 months
          Second                   One-third                24 months
          Third                    One-third                36 months

If the Optionee does not purchase the full number of shares which he has at any time become entitled to purchase, he may purchase all of any part of those shares at any subsequent time during the term of this Option.

(2) The Option herein granted to the extent that it is exercisable may be exercised by giving written notice to the Corporate Human Resources Department or other designated person of the Corporation at its principal office no later than the Expiration Date (as defined in Paragraph 3). Such notice shall include a statement of the number of shares with respect to which this Option is being exercised and the exercise date, and shall be accompanied by full tender of the purchase price payable which may be made in whole or in part either in cash or by the exchange of such number of whole shares of Thomas & Betts Corporation Common Stock owned by the Optionee whose fair market value as of the close of the business day immediately preceding the specified Exercise Date does not exceed the purchase price payable; PROVIDED, HOWEVER, that the following holding periods shall have been satisfied with respect to shares to be exchanged;
     (i) if the shares to be exchanged were acquired by exercise by an ISO, such ISO shall have been granted at least two years prior thereto; and (2) if the shares to be exchanged were acquired by exercise of an option, such Common Stock shall have been owned by the Optionee for at least one year prior to such payment; and further provided that the Committee shall have the right, upon prior notice to the holders of options, to modify, suspend or cancel the right to pay the purchase price in whole or in part by exchange of shares at any time in the event the Committee determines that there has been a change in tax or accounting consequences to the Corporation or to Optionee. Nothing in this agreement shall confer upon the Optionee any rights as a stockholder prior to the time of the delivery to the Optionee of a stock certificate for the shares purchased under this agreement.

(3) Unless this Option expires earlier in accordance with any provision of Paragraph 4, this Option shall expire on the date which is ten (10) years from the Date of Grant (the "Expiration Date").

(4) If, prior to the Expiration Date, the Optionee (i) becomes totally and permanently disabled as determined by the Corporation in its sole discretion, (ii) retires, (iii) dies, or (iv) otherwise terminates or is terminated as an employee of the Corporation, this option shall be exercisable under the circumstances and for the time periods set forth below, but only to the extent such time periods do not extend beyond the Expiration Date:

     (a) If the Optionee's employment terminates or is terminated for any reason other than (i) retirement, (ii) the Optionee becoming totally and permanently disabled, (iii) death, or (iv) under the circumstances described in Paragraph 4(b), this Option may be exercised within thirty (30) days of the date of such termination to the extent exercisable in accordance with the provisions of Paragraph 1;

     (b) In the event that (i) the Optionee has an employment agreement with the Corporation which provides for his continued employment following a change in control ("Employment Agreement") and (ii) a "Change in Control," as defined in Section 2 of such Employment Agreement, occurs, this Option shall become fully exercisable upon the "Effective Date," as defined in Section 1(a) of such Employment Agreement, notwithstanding any provision in Paragraph 1 to the contrary; in addition, if such Optionee's employment with the Corporation is thereafter terminated under the circumstances described in Section 7(d) of such Employment Agreement, this Option shall remain exercisable at any time prior to the Expiration Date;

     (c) If the Optionee retires at his normal or later retirement date or, with the consent of the Corporation, takes early retirement, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within six (6) years of the date of retirement;

     (d) If the Optionee becomes totally and permanently disabled, this Option may he exercised in full, notwithstanding the provisions of Paragraph 1, at any time within six (6) years of the date the Optionee's service as an employee is terminated within the meaning of the Code by reason of being totally and permanently disabled;

     (e) If the Optionee dies while he is employed or within three (3) years of his retirement in accordance with subparagraph (c) above, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within three (3) years of the Optionee's date of death by the legal representative of the Optionee or any person who acquires this Option by bequest or inheritance; and

     (f) For purpose of this Paragraph 4, a sick leave or other bona fide leave of absence granted in accordance with the Corporation's usual procedure which does not operate to interrupt continuous employment for other benefits granted by the Corporation shall not be considered a termination of employment or interruption of continuous employment hereunder and an employee who is granted such a leave of absence shall be considered to be continuously employed during such period of leave; provided, that if the Code or the regulations promulgated thereunder establish a more restrictive rule defining termination of employment applicable to the option granted herein, such rule shall be substituted here for.

(5) The Optionee agrees, by the acceptance of this Option, for himself and his executors and administrators, that if a registration statement under the Securities Act of 1933 is not in effect at the time of the exercise of any portion of this Option, with respect to the sale by the Corporation and the resale by the Optionee of the shares issuable upon such exercise, it shall be a condition precedent to the right to purchase such shares that the notice of exercise shall be accompanied by a written representation that the Optionee or his executor or administrator is acquiring such shares for his own or such executor's or administrator's account for investment and not with a view to the distribution thereof.

(6) The Corporation shall be not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of this Option until the admission of such shares to listing on any stock exchange on which the Corporation's stock may then be listed and until the Corporation takes such steps as may be required by law and applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange as above mentioned, or until, in the opinion of counsel for the Corporation, any such listing or registration or other steps are not required.

(7) The shares issued may be authorized but unissued stock, or treasury stock, and the number of shares with respect to which this Option may be exercised, and the price payable with respect thereto, shall be properly adjusted if the Corporation shall at any time declare a stock split, issue any stock dividend, or make a reclassification of such stock, so that the Optionee or his executors, administrators, legatees or distributees entitled hereunder shall not be in any way in a better or worse position as to the number of shares acquired and the aggregate amount paid therefore, solely from having exercised this option with respect to any of said shares after, rather than before, such stock split, stock dividend, or reclassification.

(8) The granting of this Option shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of the Corporation or any of its subsidiaries to employ the Optionee for any specified period. The Company continues to retain the absolute right to terminate the employment relationship with the Optionee at any time, with or without good cause.

(9) This Option shall be binding upon the Corporation and its successors and assigns, and upon the Optionee and his administrators and executors.

(10) Whenever the Corporation is required to issue or transfer shares of its Common Stock to Optionee pursuant hereto, the Corporation shall have the right to require the Optionee to remit to the Corporation an amount sufficient to satisfy all federal, state and local withholding tax requirements, if any.

(11) The Optionee agrees, by the acceptance of this Option, to the amendment of this Grant Agreement, the Notice of Grant of Stock Option and the form of exercise of option provided by the Corporation, in any manner requested by the Corporation pursuant to advice from the Securities and Exchange Commission at any time during the term of this Option, and to execute any and all instruments relative thereto when so requested by the Corporation.

(12) Throughout this agreement, the masculine gender shall be deemed to include the feminine.

(13) This Option is not transferable by the Optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the Optionee it is exercisable only by the Optionee.